THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION, IF REQUESTED, OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:30 P.M., NEW YORK TIME, APRIL 26, 2004

                                                            Warrants to Purchase
                                                   20,625 Shares of Common Stock

                               WARRANT CERTIFICATE

This Warrant Certificate certifies that Michael J. Kollender and its registered assigns, is the registered holder of Twenty Thousand Six Hundred and Twenty Five (20,625) Warrants to purchase initially, at any time from April 26, 1999 until 5:30 p.m., New York time on April 26, 2004 (the "Expiration Date"), up to Twenty Thousand Six Hundred and Twenty Five (20,625) fully-paid and non-issuable shares of common stock, no par value per share (the "Common Stock"), of TechSys, Inc.
(formerly  Continental  Choice  Care,  Inc.),  a  New  Jersey  corporation  (the
"Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $2.625 per share of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in that certain Warrant Agreement, dated as April 26, 1999, as amended, between the Company and Michael J. Kollender (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Closing House funds payable to the order of the Company and by surrender of this Warrant Certificate.

         No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are issued pursuant to that certain letter agreement dated April 26, 1999, as amended, and are subject to the terms of the Warrant Agreement. Except for any reference to limitations on the number of Warrants to be issued, the Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will at the request of the holder, issue a new Warrant
Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificate of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants pursuant to the terms of the Warrant Agreement.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.


Dated:  August 31, 2000                  TECHSYS, INC.

                                            STEVEN L. TRENK
                                         By:_______________________________
                                            Steven L. Trenk
                                            President